PROJECT PROFILE
Straight & Narrow Paterson, NJ

THE PROJECT:

The Straight & Narrow (S&N) project involves the new construction of a 54,000 square foot substance abuse rehabilitation center in Paterson, NJ with a total development cost of $32.9 million. The construction will allow S&N, the oldest community-based rehabilitation center in the United States, to consolidate operations, expand capacity, and return to its original site following a devastating 2019 electrical fire. S&N’s new facility will include an outpatient rehabilitation/detoxification center, a 50-bed halfway house, and a commercial kitchen to serve meals to halfway house residents and S&N program participants at other sites.

Straight & Narrow, a subsidiary of Catholic Charities- Diocese of Paterson, was founded in 1954 as a rehabilitation center for men facing alcoholism. Since its founding, S&N has expanded its patient base to all patients regardless of gender, residency status, religion, or ability to pay. The organization has also expanded its service offerings and has been a critical provider of support for low-income persons impacted by the Opioid Crisis.

FINANCING:	Financing for the $32.9 million S&N project includes $28 million in New Markets Tax Credits (NMTC), of which $11.0 million was allocated by Building America CDE, Inc.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Straight & Narrow, Paterson, N J

“The Passaic County Building & Construction Trades are honored to be constructing a new recovery center to support those in greatest need within our community. Our skilled craftsmen and craftswomen are dedicated to creating a state-of-the-art facility that will offer Straight & Narrow clients safe, centralized, and convenient access to essential health and support services. This project stands as a testament to how union labor's commitment and expertise contribute to building stronger communities nationwide.”

- Brian Jackson President, Passaic County Building Trades

COMMUNITY IMPACT:

Following the destruction of S&N’s facility in the 2019 electrical fire, the organization has been forced to continue operating its programming in small locations spread throughout the City of Paterson. By constructing a new, purpose-built facility, S&N hopes to increase the number of patients the organization can serve while enhancing operational efficiency. The detoxification facility is projected to serve more than 1,600 patients annually, the halfway house is projected to serve up to 200 individuals annually, and the kitchen is projected to serve up to 1,000,000 meals annually.

The construction of S&N’s new facility is expected to create 143 union construction jobs and create/retain 91 permanent jobs. In addition to providing quality care to those who need it most, S&N aims to provide employment to individuals who face barriers when entering the workforce. S&N projects that 15-20% of the permanent workforce will be made up of recovered/recovering opioid addicts and previously incarcerated individuals.

Using NMTCs in the capital stack allowed for S&N to obtain low-cost project financing, freeing up capital to further its mission of recovery and provide services to community members in need.

ABOUT BUILDING AMERICA:

Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments.

9/2024	1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com